UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2003

Date of Report (Date of Earliest Event Reported)

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

California	0-28568	95-2920557
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

700 East Bonita Avenue, Pomona, California 91767

(Address of principal executive offices) (Zip Code)

(909) 624-8041

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

Keystone Automotive Industries, Inc. news release dated July 1, 2003, filed as Exhibit 99 to this report, is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits:

The following exhibit is filed herewith:

Exhibit 99    Keystone Automotive Industries, Inc. News Release dated July 1, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2003

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

By:	/s/ JAMES C. LOCKWOOd
James C. Lockwood Vice President